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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 21, 1999


                               LAKES GAMING, INC.
             (Exact name of registrant as specified in its charter)


                                    MINNESOTA
                          (State or other jurisdiction
                               of incorporation)

                                     0-24993
                            (Commission File Number)

                                   41-1913991
                                  (IRS Employer
                               Identification No.)


130 CHESHIRE LANE, MINNETONKA, MINNESOTA                   55305
(Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (612) 449-9092


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                                   Page 1 of 7
                         Exhibit Index Appears on Page 3



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ITEM 5.  OTHER EVENTS.

         The Registrant's Press Release dated April 21, 1999, which is filed as
Exhibit 99.1 to this Form 8-K is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

99.1     Press Release dated April 21, 1999.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             LAKES GAMING, INC.
                                             (Registrant)



Date: April 23, 1999                    By:     s/Timothy J. Cope
                                            ----------------------------------
                                             Name: Timothy J. Cope
                                             Title:   Chief Financial Officer



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                                  EXHIBIT INDEX



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EXHIBIT NO.             DESCRIPTION                                   PAGE
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
    99.1                Press Release................................. 4







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